EXHIBIT 10.1

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

TELECOM INFORMATION SERVICES AGREEMENT

between

JINGLE NETWORKS, INC.

and

METRO ONE TELECOMMUNICATIONS, INC.

TABLE OF CONTENTS

TELECOM INFORMATION SERVICES AGREEMENT		1

JINGLE NETWORKS, INC.		1

METRO ONE TELECOMMUNICATIONS, INC.		1

1.	DEFINITIONS	1

2.	SERVICES	1

3.	SERVICE STANDARDS	2

4.	INTERFACE AND SUPPORT	2

5.	COMPENSATION	2

6.	TERM	3

7.	MARKETING	3

8.	INTELLECTUAL PROPERTY	3

9.	RECORDS; FINANCIAL INFORMATION	4

10.	COMPLAINTS	5

11.	CONFIDENTIAL INFORMATION	5

12.	INDEMNIFICATION	6

13.	DISPUTE RESOLUTION	7

14.	TERMINATION	7

15.	ASSIGNMENT; BINDING EFFECT	9

16.	SURVIVAL OF OBLIGATIONS	9

17.	INTERPRETATION	9

18.	NOTICES	9

19.	SEVERABILITY	10

20.	INDEPENDENT CONTRACTOR	10

21.	NO THIRD PARTY BENEFICIARIES	10

22.	FORCE MAJEURE	10

23.	LIMITATION OF LIABILITY	11

24.	WAIVER	11

25.	APPLICABLE LAW	11

26.	ENTIRE AGREEMENT	12

27.	AFFILIATES	12

28.	NASD APPROVAL	12

29.	REGISTRATION RIGHTS AGREEMENT	12

EXHIBIT 1	DEFINITIONS

EXHIBIT 2	TELECOM INFORMATION SERVICES TO BE PROVIDED

EXHIBIT 3	SERVICE STANDARDS

EXHIBIT 3A	PROCEDURES MANUAL

EXHIBIT 4	PRINCIPLE SITES FOR PROVISION OF SERVICE

EXHIBIT 5	CALL VOLUME AND COMPENSATION RATES FOR SERVICES

EXHIBIT 6	INVOICE

EXHIBIT 7	FAILURE NOTICE

TELECOM  INFORMATION SERVICES AGREEMENT

THIS TELECOM INFORMATION SERVICES AGREEMENT (this “Agreement”) is entered into as of the 1st day of July, 2006, by and between Jingle Networks, Inc., a corporation organized under the laws of Delaware (“CUSTOMER”), and Metro One Telecommunications, Inc., an Oregon Corporation (“Metro One”), (collectively, “the Parties” and each being a “Party”).

WHEREAS, CUSTOMER provides free consumer telephone directory service supported by advertising;

WHEREAS, Metro One provides certain telecom information services, including directory assistance and certain data services, as provided below; and

WHEREAS, the parties desire that Metro One provide its directory assistance services to Callers (defined below) routed by CUSTOMER to Metro One.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein, the reliance by each party hereon, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:

1.                                      Definitions.

For purposes of this Agreement (including the Exhibits), capitalized terms will have the meanings set forth in Exhibit 1 or as otherwise defined herein or in other Exhibits.

2.                                      Services.

a.               Services.  Metro One will provide directory assistance to Callers as set forth in Exhibit 2 ( the “Services”).

b.              Routing of Calls.  At CUSTOMER’s expense, CUSTOMER will route, or cause to be routed, to Metro One calls requiring Services.  Prior to routing Calls to Metro One, CUSTOMER’s automated directory assistance equipment may have answered the Call, but have been unable to provide the needed directory assistance.

c.               Preferred Provider.   During the term of this Agreement and Subject to Exhibit 5, CUSTOMER agrees that Metro One is the Preferred Provider of CUSTOMER.  CUSTOMER may terminate Metro One’s Preferred Provider status at any time; provided that the warrants granted to CUSTOMER pursuant to Section 5(d) will be terminated. Metro One acknowledges that CUSTOMER is party to an agreement with another operator services provider which requires it to deliver 4.5 million calls per month to such other provider and it is possible that until such time as CUSTOMER has enough calls to provide Metro One with a number of calls that exceeds this amount, CUSTOMER shall not be in breach of the Preferred Provider clause of this agreement.

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

3.                                      Service Standards.

The Services to be provided by Metro One will be provided in a workmanlike and commercially reasonable manner, in accordance with industry standards, in compliance with all applicable state, federal or local laws, regulations or statutes and as further described in the Standards for the Services in Exhibit 3.

4.                                      Interface and Support.

a.               Metro One Facilities and Equipment.  Metro One will maintain adequate office facilities, support facilities and other facilities and equipment to enable it to perform its obligations under this Agreement.

b.              Telecommunications Facilities and Equipment.  CUSTOMER will, at its expense, establish and maintain all telecommunications circuits needed to deliver Calls to Metro One’s designated demarcation point(s) consistent with Exhibit 4.  Metro One currently accepts calls in traditional MF and SS-7 signaling. CUSTOMER’s intention is to deliver Calls using IP signaling and shall, at its expense, provide Metro One with the hardware and software necessary to convert IP signaling to another signaling type to be mutually agreed by the Parties.  CUSTOMER will provide a hot spare at each Metro One facility where IP traffic is terminated.  Metro One will provide the rack space, electrical and HVAC for the hardware provided by CUSTOMER, and CUSTOMER will provide any required software updates and perform any necessary maintenance to the software or hardware. Any hardware provided by CUSTOMER hereunder will be returned to CUSTOMER within thirty (30) days following expiration or termination of this Agreement. Metro One will be responsible for establishing, maintaining, and paying for all other telecommunications facilities and equipment necessary to perform the Services. Metro One shall provide to CUSTOMER within 1 week of the date of this Agreement the specific physical address at which CUSTOMER will have its transport lines terminated. All routing from this location within Metro One’s network is at Metro One’s own expense.  [***]

5.                                      Compensation.

a.               Rate.  CUSTOMER will pay Metro One for Services at the rates listed and for the amounts provided in Exhibit 5.

b.              Call Counts.  Metro One will provide CUSTOMER with call count volume records in the format shown in Exhibit 6 by the tenth of each month for the previous month’s calls, which records will accompany Metro One’s invoice to CUSTOMER.

c.               Invoices and Payment Terms.  Invoices covering the charges for each month in the form shown in Exhibit 6 will be mailed electronically to CUSTOMER on or before the [***]. CUSTOMER will make payment to Metro One of the undisputed amount within fifteen (15) days of the date an invoice is received.   A late charge computed at a rate of 1.5% per month will be assessed on amounts

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

                        past due over fifteen (15) days from the date the invoice is received until paid.  CUSTOMER may dispute any payment which CUSTOMER in good faith believes is incorrect by providing Metro One written notice of such disputed amount and the reasons for the dispute no later than five (5) business days after receipt of invoice.  The parties shall cooperate in good faith to resolve the disputed amount within five (5) days of the receipt of CUSTOMER’s timely notice of dispute of the invoice.  Should the parties be unable to resolve the dispute within such five (5) day period, CUSTOMER shall pay the disputed amount into the escrow provided for in Exhibit 5, which amount shall be held and administered as there provided pending final resolution of the dispute in accordance with this Agreement.

d.              Warrants.  As consideration under this Agreement, Metro One shall issue to CUSTOMER certain warrants to purchase shares of common stock of Metro One (the “Warrants”), as further provided in the Warrants entered into by the parties as of the date of this Agreement.

e.               Invoice Address. Monthly invoices will be mailed by Metro One to CUSTOMER at the following address:

[***]

6.             Term.

Subject to earlier termination as provided expressly in this Agreement, the term of this Agreement will commence on the date of this Agreement and will expire on a date three (3) years from the Launch Date, as set forth in Exhibit 1, and shall be renewed annually for up to two (2) additional years if, with respect to such renewal periods, notice of such termination is not given by one Party to the other Party at least sixty (60) days prior to commencement of such renewal period.

7.             Marketing.

Subject to the provisions of Section 8 below, CUSTOMER shall be solely responsible for the manner of and cost of its publicizing, advertising and marketing of its business that results in the routing of Calls to Metro One.

8.             Intellectual Property

a.               CUSTOMER will continue to own its trademarks, service marks, proprietary product features, and other intellectual property related thereto, and Metro One shall acquire no rights in such marks, proprietary product features and intellectual properties related thereto, other than the non-exclusive license set forth in this Section 8.  Metro One acknowledges the validity of CUSTOMER’s marks, proprietary product features and intellectual properties related thereto, and will not challenge or assist others in challenging the validity and CUSTOMER’s sole ownership of such marks.

b.              Metro One will continue to own its trademarks, service marks, proprietary product features, and other intellectual property related thereto, and CUSTOMER will acquire no rights in such marks, proprietary product features and intellectual

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

                        properties related thereto, other than the non-exclusive license set forth in this Section 8.  CUSTOMER acknowledges the validity of Metro One’s marks, proprietary product features and intellectual properties related thereto, and will not challenge or assist others in challenging the validity and Metro One’s sole ownership thereof.

c.               Each Party acknowledges the goodwill associated with the other’s trademarks and service marks.  Except as provided herein, neither Party will use any mark owned by the other without the other Party’s prior written consent.  Neither Party will register any of the other Party’s trademarks, service marks or trade names.

d.              Metro One hereby grants CUSTOMER a non-exclusive, non-transferable, non-assignable personal license to use it’s trademarks, service marks, proprietary product features and intellectual properties related thereto in CUSTOMER’S marketing and provision of Services during the Term of this Agreement.  CUSTOMER hereby grants Metro One a non-exclusive license to use its trademarks, service marks, proprietary product features and intellectual properties related thereto in its corporate communication to identify CUSTOMER as a carrier customer of Metro One during the Term of this Agreement

e.               All use of CUSTOMER’S marks by Metro One will inure to the benefit of CUSTOMER consistent with this Agreement. All use of Metro One’s marks by CUSTOMER will inure to the benefit of Metro One consistent with this Agreement.

f.                 If a Party uses a mark owned by the other, the use of the mark will be used only in accordance with the guidance and directions furnished by the owner of the mark, and the quality of any associated goods or services must always be satisfactory to the owner of the mark.

g.              All features covered by Metro One’s patents shall be non-exclusively licensed to Customer for use in the delivery of Services provided by Metro One pursuant to this Agreement for the duration of the Agreement, and unless otherwise expressly agreed by Metro One, shall be non-transferable, non-assignable and personal to CUSTOMER for such limited use.

h.              The Parties agree that it would be difficult to measure the monetary damages that would be incurred by a Party by reason of the failure of the other Party to comply with the terms of this Section 8.  The Parties therefore agree that either Party may seek injunctive relief, which the Parties agree is appropriate for enforcement of this Section 8.

9.             Records; Financial Information.

a.               Both Parties will maintain complete and accurate records of each Call routed to Metro One, and will provide the other access to such records upon request.  Records will be in a format mutually agreed in writing and will include the following:

i.                                          The time the Call is received;

ii.                                       The CUSTOMER provided unique identifier digits routed with the Call;

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

iii.                                    The result Metro One returns to CUSTOMER based on Caller’s request.

b.   [***]

10.          Complaints.

Both Parties will refrain from any action that could reasonably be anticipated to discredit or damage the name, reputation, goodwill or good public relations of the other.  Each Party will use its commercially reasonable best efforts to investigate and respond to all oral or written complaints received by CUSTOMER or Metro One from any Caller arising out of or in connection with such party’s obligations under this Agreement.

11.          Confidential Information.

a.               With respect to Confidential Information provided by one Party to the other, the receiving Party agrees to (i) hold the Confidential Information in confidence and to protect it; (ii) restrict disclosure of the Confidential Information solely to those employees, contractors and agents of the receiving party with a need-to-know to carry out the respective obligations of the receiving Party under this Agreement and not disclose it to any third party (including any Affiliates not a party to this Agreement); (iii) advise the employees, contractors and agents of the receiving Party of their obligations with respect to the Confidential Information; and (iv) use the Confidential Information only for the purposes set forth in this Agreement, except as may otherwise be agreed upon in writing.  In any event, the Parties expressly agree not to sell, license, release or disclose the other party’s Confidential Information to any known or reasonably knowable competitor or potential competitor of the other. However, the Parties will be permitted to disclose such information to their accountants, and to their respective legal, financial and marketing advisers as may be necessary for the performance of their respective duties, or as required by law, provided that said advisers agree to be bound by the provision of this Section 11, or as otherwise required by law.

b.              Confidential Information will not include information which is (i) known to the receiving Party at the time of disclosure; (ii) disclosed to third parties by the disclosing Party without restriction on disclosure; (iii) becomes publicly known through no act or failure to act by the receiving Party; (iv) received by the receiving Party from a third party without restriction as to its confidentiality; or (v) independently developed by the receiving Party without reference to the Confidential Information of the disclosing Party and is so documented.

c.               In the event either Party becomes compelled in any legal proceeding or is requested by a governmental body having regulatory jurisdiction over the Party, to disclose Confidential Information of the other, the Party compelled or requested to furnish the Confidential Information will use reasonable efforts to provide the other Party with timely notice in order for that Party to seek a protective order or other remedy or otherwise object.  In the absence of a protective order or other remedy, the Party may disclose that portion of the Confidential Information that, based on advice of its counsel, it is legally

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

                        compelled to disclose or that has been requested by such governmental body, provided however, that it will use reasonable efforts (at no cost or expense to it) to obtain reliable assurance that confidential treatment will be accorded by any person to whom any Confidential Information is disclosed.  The provisions of this Section 11 do not apply to any proceeding between Parties.

d.              In no event will either Party use the Confidential Information of the other Party to reverse engineer or otherwise develop products or services functionally equivalent to the products or services of the disclosing Party.

e.               Neither Party shall disclose this Agreement until such time as they reach final agreement with Nasdaq and each other about the structure of the Warrants and Registration Rights Agreement contemplated in paragraphs 28 and 29 hereof.

f.                 The Parties agree that it would be difficult to measure the monetary damages that would be incurred by a Party by reason of the failure of the other Party to comply with the terms of this Section 11.  The Parties therefore agree that either Party may seek injunctive relief, which the Parties agree is appropriate for enforcement of this Section 11.  The provisions of this Section 11 will survive after the termination or expiration of this Agreement.

12.                               Indemnification.

a.               Each Party (the “Indemnifying Party”) agrees to defend, indemnify, and hold harmless the other, and its officers directors, members, managers, employees, agents, affiliates, successors and permitted assigns (the “Indemnified Parties”) from and against all losses, damages, and liability (including all claims, actions, suits, fines, interest, penalties, costs and expenses) incident, relative to or arising from (i) any claim relating to a misrepresentation or breach of covenant, warranty or obligation of the Indemnifying Party contained herein; or (ii) (A) any claim of infringement of a patent, copyright, trademark or other legally protectable intellectual property or proprietary right of any third party; or (B) any injury to any person (including death) or damage to tangible property (including theft), where and to the extent that in each instance in this subsection (ii), such results from the acts or omissions of the Indemnifying Party, its employees or agents, whether negligent or otherwise.

b.              The obligations of the Indemnifying Party stated above in this Section 12 apply only if (i) an Indemnified Party promptly informs the Indemnifying Party in writing of any claim within the scope of this Section 12; (ii) subject to the limitations set forth in this Section 12, the Indemnifying Party is given exclusive control of the defense of such claim and all negotiations relating to its settlement; and (iii) the Indemnified Parties (at the Indemnifying Party expense) provides reasonable assistance to the Indemnifying Party with respect to the defense or settlement of any such claim.  Notwithstanding the foregoing, the Indemnifying Party shall not, without the Indemnified Party’s consent (such consent not to be unreasonably withheld, delayed or conditioned), agree to any settlement which: (x) makes any admission on behalf of the Indemnified Party; or (y) consents to any payment of money by (but not for the account of) or any injunction against the Indemnified Party.

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

13.          Dispute Resolution.

a.               The Parties desire to resolve disputes arising out of or related to this Agreement without litigation.  Accordingly, except for an action seeking a temporary restraining order or injunction related to the purposes of this Agreement, to enforce the provisions of Section 8 (“Intellectual Property”) or Section 11 (“Confidential Information”) or to compel compliance with this dispute resolution process, the parties agree to use the following procedure with respect to any controversy or claim arising out of or relating to this Agreement, including the breach or enforcement hereof.  The Parties acknowledge that time is of the essence in resolving disputes.

b.              The Parties agree to submit such dispute to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration rules of the American Arbitration Association.  A Party may demand such arbitration in accordance with the procedures set out in those rules.

c.               Discovery shall be controlled by the arbitrator and shall be governed by the Federal Rules of Civil Procedure.  Arbitration shall take place in a location mutually agreed upon by both parties and in the event no such location is agreed upon, arbitration shall take place in Portland, Oregon.  The arbitrator shall control the scheduling so as to process the matter expeditiously.  The Parties may submit written briefs.  The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) calendar days after the close of the hearings.  The time frames specified in this Section 13 may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause.

d.              Each Party shall bear its own fees, costs and expenses of arbitration, including its own legal and expert witness fees.  The Parties shall equally split the fees of the arbitration and the arbitrator.  The arbitrator may award reimbursement of reasonable costs and/or reasonable fees to the prevailing party.

e.               Any award rendered by the arbitrator will be final, conclusive, and binding upon the Parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

14.          Termination.

a.               CUSTOMER may terminate this Agreement upon written notice if Metro One has breached or failed to perform any of its material obligations under this Agreement and such breach or failure continues for thirty (30) days after written notice to Metro One indicating an intention to terminate and specifying the nature of such breach or failure of performance.

b.              Metro One may terminate this Agreement upon written notice if CUSTOMER has breached or failed to perform any of the obligations under this Agreement set forth below and such breach or failure continues for the time period set forth below after written notice by Metro One indicating an intention to terminate and specifying the nature of such breach or failure of performance.

i.                  if CUSTOMER has failed to pay when due any invoice and such failure continues for ten (10) days after written notice to CUSTOMER; or

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

ii.               if CUSTOMER has breached or failed to perform any of its other material obligations under this Agreement and such breach or failure continues for thirty (30) days after written notice to CUSTOMER.

c.               Either Party may terminate this Agreement immediately by written notice to the other Party if: (a) any circumstance would render the continued performance of this Agreement by either Party in violation of any applicable law, statute, rule or regulation (provided however, that at the at the written request of a Party made within ten (10) days after receipt of written notice of such termination, each Party will appoint a plenipotentiary to meet and negotiate in good faith to rewrite this Agreement to avoid such violation, and the termination will be rescinded if agreement to that effect is reached), (b) the other Party makes an assignment for the benefit of creditors or makes an admission in writing of its inability to pay debts as they mature; (c) the other Party files a voluntary petition for reorganization or arrangement under the U.S. Bankruptcy Code or files an answer consenting to or acquiescing in any such petition;  provided that prior to Metro One filing a voluntary petition for reorganization under the U.S. Bankruptcy Code, Metro One shall notify CUSTOMER and negotiate in good faith and consistent with its legal and fiduciary obligations as a debtor about to take such action, if CUSTOMER chooses to purchase the assets of Metro One that are required to service the CUSTOMER’s business;  (d) there is filed against the other Party an involuntary petition under the U.S. Bankruptcy Code, an application for the appointment of a receiver for its assets, or an involuntary petition seeking liquidation, reorganization or arrangement under any other federal or state bankruptcy or insolvency laws, provided the same will not have been vacated, set aside or stayed within sixty (60) days after filing or is entered against the other Party as a final, non-appealable order for relief under any other bankruptcy, insolvency or similar law now or hereafter in effect; or (d) such Party reasonably and in good faith determines, based upon its review of the other Party’s financial statements and other financial information provided in accordance with Section 9b., that there is a substantial and material risk that such other Party will not be able to fulfill its financial or service obligations under this Agreement.

d                 Upon termination or expiration of this Agreement, in addition to any other rights or remedies of either Party, Metro One will Promptly mail to CUSTOMER a final invoice for amounts payable under Section 5 (“Compensation”).

e.               Upon termination or expiration of this Agreement, both Parties will:

i.                  Cease to provide the services pursuant to this Agreement; and

ii.               Promptly return to the other Party, at its request, all its Confidential Information which is in tangible form or certify destruction of such Confidential Information; and

iii.            Cease all use of the other Party’s trademarks, service marks, proprietary product features, and intellectual properties related thereto.

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

15.          Assignment; Binding Effect.

Neither Party may assign or transfer this Agreement or any of its obligations hereunder without the prior written consent of the other, which consent will not be unreasonably withheld, conditioned or delayed.  For the purposes of the foregoing sentence, no assignment or transfer will be deemed to have occurred if a Party merges, sells all or substantially all its assets or completes any other transaction which has the effect of transferring, directly or indirectly, effective control of that Party to another person or entity. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

16.          Survival of Obligations.

a.               The obligations set forth in Sections 8 (“Intellectual Property”), 11 (“Confidential Information”), 13 (“Dispute Resolution”), this Section 16 (“Survival of Obligations”), and the following Sections 17 through 26, to the extent they contain general provisions that affect this Agreement and its interpretation, and the Exhibits to this Agreement will survive any termination or expiration of this Agreement.

b.              Indemnity obligations under Section 12 (“Indemnification”) will survive for a period of three (3) years after any termination or expiration of this Agreement.

17.                               Interpretation.

The headings used in this Agreement are for the purpose of reference only and will not otherwise affect the meaning or interpretation of any provision of this Agreement.  All pronouns and all variations thereof will be deemed to refer to the masculine, feminine or neuter, and all terms to the singular or plural, as the context in which they are used may be required.  In the event any claim is made relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion will be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.  Unless otherwise expressly provided, “including” does not limit the preceding words or terms, “or” is used in the inclusive sense, and references to numbered Sections or Exhibits refer to such Sections or Exhibits of or to this Agreement.

18.                               Notices.

Notices required by this Agreement must be sent by certified mail, return receipt requested, to the address listed below, or to such address as the parties may from time to time by notice provide.

To Metro One:	President
Metro One Telecommunications, Inc.
11200 Murray Scholls Place
Beaverton, Oregon 97007
FAX:[***]

***                           Certain information in this exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portions.

To CUSTOMER:	Chief Technology Officer
Jingle Networks, Inc.
8 New England Executive Park, West Wing 3rd Floor
Burlington, MA 01803
FAX: [***]

Any notice or other communication hereunder will be deemed given when personally delivered, transmitted by facsimile with confirmation generated by the transmitting equipment, the next day after delivery by an overnight courier service with confirmation by airbill, or the fourth (4th) day after deposit in the United States mail, certified with return receipt requested and postage prepaid, except that notice of change of address or facsimile number by a Party will be considered given when received by the other Party.

19.                               Severability.

If for any reason any term or provision of this Agreement is determined to be illegal, invalid or unenforceable, all other terms and provisions of this Agreement will nevertheless remain in full force and effect.  Upon such determination that any term or provision is illegal, invalid or unenforceable, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the arrangement contemplated hereby is continued as originally contemplated to the greatest extent.

20.                               Independent Contractor.

The relationship of the Parties created by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to constitute the Parties as partners, joint venturers or otherwise as participants in a joint or common undertaking.

21.                               No Third Party Beneficiaries.

Nothing expressed or implied in this Agreement is intended or will be construed to confer or give any person (including Callers) other than the Parties and their respective successors and permitted assigns any rights or remedies under or by reason of this Agreement.

22.                               Force Majeure.

Neither Party will be responsible for any delay in or failure of performance of its obligations hereunder if and to the extent such delay or failure of performance is caused by occurrences beyond its reasonable control, including acts of God or the public enemy; accidents, fires or explosions; war, civil unrest or terrorist attacks; strikes, lock-outs or other labor disputes or concerted acts of personnel; compliance with any order or request of governmental authority;

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telecommunication transmission or network failures; difficulties with information storage and retrieval systems; shortages, of power or materials; and other similar occurrences, whether or not of the same class or kind as those specifically identified above.  Such a delay or failure of performance will not be construed as a breach or failure to perform by that Party under Section 14 (“Termination), provided such a delay or failure of performance does not continue for more than sixty (60) days and such Party (i) promptly notifies the other Party and furnishes information concerning the occurrence and its expected duration; (ii) uses commercially reasonable efforts to avoid or remove the cause of the nonperformance; and (iii) proceeds to perform its obligations with dispatch when such cause is removed.

23.                               Limitation of Liability.

a.               Except with respect to items covered in Section 12(a)(ii)   in no event will either Party’s liability to the other Party for damages of any kind arising out of or in connection with this Agreement, whether claimed in contract, equity, tort (including negligence or strict liability), warranty or otherwise, exceed Two Million Dollars ($2,000,000.00).

b.              In no event will either Party be liable to the other Party for any special, incidental, indirect or consequential losses or damages of any kind, or for the loss of profit, revenue or data of such other Party arising out of or in connection with this Agreement, even if the first Party had been advised of the possibility of such potential loss or damage and whether or not such loss or damage is caused by the fault or negligence (not to include willful misconduct or gross negligence) of the first Party, its employees, affiliates, agents, or subcontractors.

c.               It is agreed that the limitation of liability set forth in this Section 23, allocates the commercial risk between Metro One and CUSTOMER arising out of or in connection with this Agreement, including Service failure, and that the prices and other terms and conditions of this Agreement reflect this allocation of risk.

24.                               Waiver.

The failure of either Party at any time to enforce any obligation by the other Party, to claim a breach of any term of this Agreement or to exercise any right agreed to hereunder will not be construed as a waiver of any of its rights under this Agreement, and will not affect any subsequent breach or enforcement.  No waiver of any portion of any provision of this Agreement, or any breach thereof, will be construed as a continuing waiver or will constitute a waiver of any other provision or breach.

25.                               Applicable Law.

This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law.  Subject to Section 13 (“Dispute Resolution”), the Parties agree to the exclusive jurisdiction, and hereby irrevocably waive objection as to the

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jurisdiction and venue, of the state and federal courts situated in New York, New York.

26.                               Entire Agreement.

This Agreement and the Exhibits attached hereto constitute the entire agreement between the Parties, and supersede any and all prior negotiations, representations, correspondence, understandings and agreements with respect to the subject matter hereof.  No amendment or modification of any of the terms of this Agreement will be effective unless in writing signed by both Parties.

27.          Affiliates.

This Agreement is entered into by CUSTOMER on its own behalf and on behalf of its Affiliates. References to CUSTOMER in this Agreement shall include its Affiliates, except to the extent the Parties agree otherwise or the context otherwise requires, it being understood that CUSTOMER shall not be relieved of any of its obligations under this Agreement, including Section 5 (“ Compensation”).  No Affiliate is authorized or allowed to modify any policies, processes, procedures, etc. that have been agreed to by the Parties without the prior consent of Metro One and CUSTOMER.

28.          NASD Approval.

This Agreement and the Warrants are non-binding and shall be non-enforceable between the parties, and the effectiveness of this Agreement and the Warrants is expressly contingent on the non-objection of Nasdaq to the Warrants and to the terms and conditions of this transaction.  Promptly after the execution of this Agreement, Metro One shall notify Nasdaq in compliance with NASD Marketplace Rule 4310(c)(17) of the terms of the Warrants and the transaction and shall diligently pursue the approval or acquiescence of Nasdaq.  Should Nasdaq object to any term or condition to the Warrants or to this transaction, the parties in good faith shall negotiate with Nasdaq and with each other to agree upon substitute terms and conditions that are mutually acceptable to Metro One and CUSTOMER and that are satisfactory to Nasdaq.  Should the parties be unable to agree upon such alternate terms or conditions within ten days after receipt of notice of Nasdaq’s objections or concerns, then this Agreement and the Warrants shall not become effective unless the parties otherwise agree, and in the absence of such an agreement this Agreement and the Warrants shall be deemed to have terminated.

29.          Registration Rights Agreement.

Within seven days of the execution of this Agreement, the parties shall in good faith negotiate and execute a Registration Rights Agreement pursuant to which shares of Metro One issuable upon CUSTOMER’s exercise of the Warrants may be registered under the federal securities laws.  Should the parties be unable to

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agree on a Registration Rights Agreement on mutually satisfactory terms within such seven day period, this Agreement and the Warrants shall not become effective, whereupon this Agreement and the Warrants shall be deemed to have terminated regardless of the status with Nasdaq as provided above.  If a Registration Rights Agreement is executed within such period, it shall be subject to effectiveness and termination the same as the Agreement and Warrants with respect to the above provisions pertaining to Nasdaq.

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Entered into as of the date and year first above written.

METRO ONE		CUSTOMER
TELECOMMUNICATIONS, INC.		JINGLE NETWORKS, INC.

By:	/s/ Gary Henry	By:	/s/ Scott Kliger

	(Signature)		(Signature)

	Gary Henry		Scott Kliger
	(Name)		(Name)

	Chief Executive Officer		Chief Technical Officer
	(Title)		(Title)

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EXHIBIT 1                            Definitions

Term	Definition
Access Number	1-800-FREE411 or such other 800 number(s) as are provided and maintained by Customer.
Affiliate

Any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity or unincorporated association controlling, controlled by or under common control with CUSTOMER, directly or indirectly by or through one or more intermediaries, including actual control or the power to control by virtue of an equity or similar ownership interest or otherwise, at any time during this Agreement.

Business Day

Any day other than a Saturday or Sunday or a day on which banking institutions in the State of Oregon are authorized by law or executive order to be closed. Unless designated as Business Days, any references to days will be calendar days.

Call(er(s))

An entity or person placing or directing a telephone or other form of call to CUSTOMER, which call is then routed by CUSTOMER to Metro One for provision of the Services, or, as the context requires, the telephone or other call placed by such entity or person.

Committed Volume	[***]
Confidential Information

Except as provided in the Agreement, all information that relates to the business, technology, systems, Callers, finances, plans (including marketing plans), proposals or practices of the respective Party, including information relating to the System and the number, destination, duration or identities of Callers, customers and prospects, all reports or other call records provided pursuant to this Agreement, all business plans and proposals, all marketing plans and proposals, all technical plans and proposals, all research and development, all budgets and projections, all nonpublic financial information, all information designated as “confidential” and/or “proprietary,” and all other information and matters of a confidential or proprietary nature, including the terms of this Agreement. The term “Confidential Information”, will apply to every form and medium of such information whatsoever, whether written, oral or electronically stored on film, tape, computer disk or other form of media.

Forecasted Volume	[***]
Launch Date	July 1, 2006, or such other date as may be agreed to in writing by the Parties.

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Operators	The live operators utilized by Metro One in providing Services to Callers.
Preferred Provider

The vendor, person or entity that is allocated no fewer Calls by CUSTOMER and its Affiliates than as allocated to any other vendor, person or entity (including their respective Affiliates) providing services potentially competitive or competitive with the Services provided by Metro One under this Agreement.

System	Metro One’s proprietary system that enables it to perform Services.

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EXHIBIT 2                            Telecom Information Services to be Provided

Definition
Telecom Information Services (“Services”)

Directory assistance provided by Metro One in call centers located in the United States. Upon the Caller’s request for telephone number listing and CUSTOMER’s routing of such Call to Metro One, Metro One Operators will interface with the Caller and will access Metro One’s database of United States and Territories telephone number listings, and will then return the appropriate listing electronically to CUSTOMER for presentation to the Caller.

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EXHIBIT 3            Service Standards

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EXHIBIT 3A         Procedures Manual

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EXHIBIT 4            Principle Sites for Provision of Service

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EXHIBIT 5            Call Volume and Compensation Rates for Services

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EXHIBIT 6                            Invoice

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EXHIBIT 7            Failure Notice

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